                                                                   Exhibit 10.42


 SCHEDULE TO FORM OF AHP WORKING CAPITAL ASSURANCE AGREEMENT FILED PURSUANT TO
                 INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K



                    Date            Deposit Pledge    Manager              Capitalization Of Lessee    Agreement Executed
Facility Location                   Amount                                                             As Of
-----------------------------------------------------------------------------------------------------------------------
Anderson, IN        January 30,     $600,000          BCC at Anderson,     $600,000 by April 2, 1998   February 1, 1998
                    1998                              Inc.

Evansville,         June 16, 1998   $1,000,000        BCC at Evansville,   $600,000 each to the        June 16, 1998
IN                                                    Inc.                 Jackson Lessee and the
                                                                           Anderson Lessee by July
                                                                           31, 1998;  $1,000,000 to
                                                                           the Lessee by March 30,
                                                                           1999

Jackson,            January 30,     $600,000          BCC at Jackson,      $600,000 by April 2, 1998   February 1, 1998
TN                  1998                              Inc.